                                                                                                 EXHIBIT 99.1

                                                BOATMEN'S NATIONAL BANK OF ST. LOUIS                        PAGE 1
                                      MONTHLY SERVICING REPORT -- BOATMEN'S AUTO TRUST 1996-A
                                           SEPTEMBER 1, 1996 THROUGH SEPTEMBER 30, 1996


A. ORIGINAL DEAL PARAMETER INPUTS
---------------------------------
(A) Total Portfolio Balance                                                  $290,623,554.00
(B) Class A-1 Notes
    (i)   Class A-1 Notes Percentage                                                   28.44%
    (ii)  Class A-1 Notes Balance                                             $82,654,904.00
    (iii) Class A-1 Notes Rate                                                        5.7525%
(C) Class A-2 Notes
    (i)   Class A-2 Notes Percentage                                                   41.29%
    (ii)  Class A-2 Notes Balance                                            $120,000,000.00
    (iii) Class A-2 Notes Rate                                                          6.35%
(D) Class A-3 Notes
    (i)   Class A-3 Notes Percentage                                                   26.27%
    (ii)  Class A-3 Notes Balance                                             $76,343,707.00
    (iii) Class A-3 Notes Rate                                                          6.75%
(E) Class B Certificates
    (i)   Class B Certificates Percentage                                               4.00%
    (ii)  Class B Certificates Balance                                        $11,624,943.00
    (iii) Class B Certificates Rate                                                     7.05%
(F) Servicing Fee Rate                                                                  1.00%
(G) Weighted Average Coupon (WAC)                                                       9.53%
(H) Weighted Average Original Maturity (WAOM)                                          56.22  months
(I) Weighted Average Remaining Maturity (WAM)                                          49.45  months
(J) Number of Receivables                                                             24,919
(K) Reserve Account
    (i)   Reserve Account Initial Deposit Percentage                                    2.00%
    (ii)  Reserve Account Initial Deposit                                      $5,812,471.09
    (iii) Specified Reserve Account Balance (K(iii)(c) if 1.25% loss and delinq triggers hit - otherwise greater of K(iii)(a or b))
          (a) Percent of Initial Pool Balance                                           2.00%
          (b) Percent of Remaining Pool Balance                                         3.25%
          (c) Trigger Percent of Remaining Pool Balance                                 6.00%

B. INPUTS FROM PREVIOUS MONTHLY SERVICER REPORTS
------------------------------------------------
(A) Total Portfolio Balance                                                  $269,936,469.53
(B) Total Note and Certificate Pool Factor                                         0.9288183
(C) Class A-1 Notes
    (i)  Class A-1 Notes Balance                                              $61,967,819.53
    (ii) Class A-1 Notes Pool Factor                                               0.7497174
(D) Class A-2 Notes
    (i)  Class A-2 Notes Balance                                             $120,000,000.00
    (ii) Class A-2 Notes Pool Factor                                               1.0000000
(E) Class A-3 Notes
    (i)  Class A-3 Notes Balance                                              $76,343,707.00
    (ii) Class A-3 Notes Pool Factor                                               1.0000000
(F) Class B Certificates
    (i)  Class B Certificates Balance                                         $11,624,943.00
    (ii) Class B Certificates Pool Factor                                          1.0000000
(G) Reserve Account Balance                                                    $6,915,512.54
(H) Cumulative Net Losses for All Prior Periods                                   $26,151.38
(I) Net Loss Ratio for Second Preceding Period                                          0.00%
(J) Net Loss Ratio for Preceding Period                                                 0.11%
(K) Delinquency Ratio for Second Preceding Period                                       0.16%
(L) Delinquency Ratio for Preceding Period                                              0.30%
(M) Weighted Average Coupon (WAC)                                                       9.52%
(N) Weighted Average Remaining Maturity (WAM)                                          47.80  months
(O) Number of Receivables                                                             23,968



                                                BOATMEN'S NATIONAL BANK OF ST. LOUIS                        PAGE 2
                                      MONTHLY SERVICING REPORT -- BOATMEN'S AUTO TRUST 1996-A
                                           SEPTEMBER 1, 1996 THROUGH SEPTEMBER 30, 1996


C. INPUTS FROM THE MAINFRAME
----------------------------

(A) Simple Interest Receivables Principal
    (i)   Principal Collections                                                $9,734,054.07
    (ii)  Prepayments in Full                                                           0.00
    (iii) Repurchased Loan Proceeds Related to Principal                                0.00
    (iv)  Other Refunds Related to Principal                                            0.00
(B) Simple Interest Receivables Interest
    (i)   Interest Collections                                                  2,219,380.74
    (ii)  Repurchased Loan Proceeds Related to Interest                                 0.00
(C) Weighted Average Coupon (WAC)                                                       9.52%
(D) Weighted Average Remaining Maturity (WAM)                                          46.90  months
(E) Remaining Number of Receivables                                                   23,512
(F) Delinquent Receivables
                                                         Dollar Amount               # Units
                                                         -------------               -------
    (i)   30-59 Days Delinquent                              3,186,460     1.23%         280                  1.19%
    (ii)  60-89 Days Delinquent                                845,053     0.33%          69                  0.29%
    (iii) 90 Days or More Delinquent                           287,174     0.11%          26                  0.11%

(G) Repossessions
                                                         Dollar Amount               # Units
                                                         -------------               -------
                                                               327,079     0.13%          27                  0.11%

D. INPUTS DERIVED FROM OTHER SOURCES
------------------------------------
(A) Reserve Account Investment Income                                             $29,188.44
(B) Aggregate Net Losses before Liquidation Proceeds
      and Recoveries for Collection Period                                        252,086.74
(C) Liquidated Receivables Information
    (i)   Liquidation Proceeds Related to Principal                                     0.00
    (ii)  Liquidation Proceeds Related to Interest                                      0.00
    (iii) Recoveries on Previously Liquidated Contracts                                 0.00
(D) Aggregate Net Losses for Collection Period                                    252,086.74
(E) Actual Number of Days in Interest Period                                           29.00

I. COLLECTIONS
--------------
Interest:
(A) Interest Collections                                                       $2,219,380.74
(B) Liquidation Proceeds Related to Interest                                            0.00
(C) Repurchased Loan Proceeds Related to Interest                                       0.00
(D) Recoveries from Prior Month Charge Offs                                             0.00
(E) Investment Earnings from the Reserve Account                                   29,188.44
(F) Total Interest Collections                                                  2,248,569.18

Principal:
(G) Principal Payments Received                                                $9,734,054.07
(H) Liquidation Proceeds Related to Principal                                           0.00
(I) Repurchased Loan Proceeds Related to Principal                                      0.00
(J) Other Refunds Related to Principal                                                  0.00
(K) Total Principal Collections                                                 9,734,054.07

(L) Total Collections                                                         $11,982,623.25


II. DISTRIBUTIONS                                                                                    Per $1,000 of
-----------------                                                                                 Original Balance
                                                                                                  ----------------
(A) Total Interest Collections                                                 $2,248,569.18
(B) Servicing Fee                                                                $224,947.06                  0.77

Interest                                                                                             Per $1,000 of
(C) Class A-1 Notes Monthly Interest                                                              Original Balance
                                                                                                  ----------------
    (i)   Class A-1 Notes Monthly Interest Due                                   $287,156.29           3.474159182
    (ii)  Class A-1 Notes Monthly Interest Paid (after reserve fund draw)         287,156.29           3.474159182
                                                                             ---------------
    (iii) Class A-1 Notes Monthly Interest Shortfall
            (after reserve fund draw)                                                  $0.00                     0
(D) Class A-2 Notes Monthly Interest
    (i)   Class A-2 Notes Monthly Interest Due                                   $635,000.00           5.291666667
    (ii)  Class A-2 Notes Monthly Interest Paid (after reserve fund draw)         635,000.00           5.291666667
                                                                             ---------------
    (iii) Class A-2 Notes Monthly Interest Shortfall
            (after reserve fund draw)                                                  $0.00                     0




                                                BOATMEN'S NATIONAL BANK OF ST. LOUIS                        PAGE 3
                                      MONTHLY SERVICING REPORT -- BOATMEN'S AUTO TRUST 1996-A
                                           SEPTEMBER 1, 1996 THROUGH SEPTEMBER 30, 1996



(E) Class A-3 Notes Monthly Interest
    (i)   Class A-3 Notes Monthly Interest Due                                   $429,433.35                 5.625
    (ii)  Class A-3 Notes Monthly Interest Paid (after reserve fund draw)         429,433.35                 5.625
                                                                             ---------------
    (iii) Class A-3 Notes Monthly Interest Shortfall
            (after reserve fund draw)                                                  $0.00                     0
(F) Class B Certificates Monthly Interest
    (i)   Class B Certificates Monthly Interest Due                               $68,296.54                 5.875
    (ii)  Class B Certificates Monthly Interest Paid
            (after reserve fund draw)                                              68,296.54                 5.875
                                                                             ---------------
    (iii) Class B Certificates Monthly Interest Shortfall
            (after reserve fund draw)                                                  $0.00                     0
(G) Total Note and Certificate Interest Paid (after reserve fund draw)         $1,419,886.19
(H) Excess Interest                                                              $603,735.94

Principal
(I) Total Principal Collections                                                $9,734,054.07
(J) Draw on Reserve Fund for realized losses                                      252,086.74
(K) Total Amount Available for Principal Distribution                          $9,986,140.81         Per $1,000 of
(L) Class A-1 Notes Monthly Principal                                                             Original Balance
                                                                                                  ----------------
    (i)   Class A-1 Notes Monthly Principal Due                                 9,986,140.81           120.8172816
    (ii)  Class A-1 Notes Monthly Principal Paid (after reserve fund draw)      9,986,140.81           120.8172816
                                                                             ---------------
    (iii) Class A-1 Notes Monthly Principal Shortfall
            (after reserve fund draw)                                                   0.00                     0
(M) Class A-2 Notes Monthly Principal
    (i)   Class A-2 Notes Monthly Principal Due                                         0.00                     0
    (ii)  Class A-2 Notes Monthly Principal Paid (after reserve fund draw)              0.00                     0
                                                                             ---------------
    (iii) Class A-2 Notes Monthly Principal Shortfall
            (after reserve fund draw)                                                   0.00                     0
(N) Class A-3 Notes Monthly Principal
    (i)   Class A-3 Notes Monthly Principal Due                                         0.00                     0
    (ii)  Class A-3 Notes Monthly Principal Paid (after reserve fund draw)              0.00                     0
                                                                             ---------------
    (iii) Class A-3 Notes Monthly Principal Shortfall
            (after reserve fund draw)                                                   0.00                     0
(O) Class B Certificates Monthly Principal
    (i)   Class B Certificates Monthly Principal Due                                    0.00                     0
    (ii)  Class B Certificates Monthly Principal Paid
            (after reserve fund draw)                                                   0.00                     0
                                                                             ---------------
    (iii) Class B Certificates Monthly Principal Shortfall
            (after reserve fund draw)                                                   0.00                     0
(P) Total Note and Certificate Principal Paid                                   9,986,140.81
(Q) Total Distributions                                                        11,630,974.05
(R) Excess Servicing Releases from Reserve Account to Servicer                          0.00
(S) Amount of Draw from Reserve Account                                           252,086.74
(T) Draw from Reserve Account plus Total Available Amount                      12,234,709.99

III. POOL BALANCES AND PORTFOLIO INFORMATION
--------------------------------------------
                                                        Beginning                  End
                                                        of Period               of Period
                                                     ---------------         ---------------
(A) Balances and Principal Factors
    (i)    Total Portfolio Balance                   $269,936,469.53         $259,950,328.72
    (ii)   Total Note and Certificate Pool Factor          0.9288183               0.8944572
    (iii)  Class A-1 Notes Balance                     61,967,819.53           51,981,678.72
    (iv)   Class A-1 Notes Pool Factor                     0.7497174               0.6289001
    (v)    Class A-2 Notes Balance                    120,000,000.00          120,000,000.00
    (vi)   Class A-2 Notes Pool Factor                     1.0000000               1.0000000
    (vii)  Class A-3 Notes Balance                     76,343,707.00           76,343,707.00
    (viii) Class A-3 Notes Pool Factor                     1.0000000               1.0000000
    (ix)   Class B Certificates Balance                11,624,943.00           11,624,943.00
    (x)    Class B Certificate Pool Factor                 1.0000000               1.0000000
(B) Portfolio Information
    (i)   Weighted Average Coupon (WAC)                         9.52%                   9.52%
    (ii)  Weighted Average Remaining Maturity (WAM)            47.80 months            46.90 months
    (iii) Remaining Number of Receivables                     23,968                  23,512
    (iv)  Portfolio Receivable Balance               $269,936,469.53         $259,950,328.72

IV. RECONCILIATION OF RESERVE ACCOUNT
-------------------------------------
(A) Beginning Reserve Account Balance                                                                $6,915,512.54
(B) Draw for Realized losses                                                                            252,086.74
(C) Draw for Servicing Fee                                                                                    0.00
(D) Draw for Class A-1 Notes Interest Amount                                                                  0.00
(E) Draw for Class A-2 Notes Interest Amount                                                                  0.00
(F) Draw for Class A-3 Notes Interest Amount                                                                  0.00
(G) Draw for Class B Certificates Interest Amount                                                             0.00
(H) Total Draw for Losses, Servicing, Notes and Certificates                                            252,086.74
(I) Excess Interest                                                                                     603,735.94
(J) Reserve Account Balance Prior to Release                                                          7,267,161.74




                                                BOATMEN'S NATIONAL BANK OF ST. LOUIS                        PAGE 4
                                      MONTHLY SERVICING REPORT -- BOATMEN'S AUTO TRUST 1996-A
                                           SEPTEMBER 1, 1996 THROUGH SEPTEMBER 30, 1996


(K) Reserve Account Required Amount                                                                   8,772,935.26

(L) Final Reserve Account Required Amount                                                             8,772,935.26

(M) Reserve Account Release to Servicer                                                                       0.00

(N) Ending Reserve Account Balance                                                                    7,267,161.74

V. NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY
--------------------------------------------

(A) Aggregate Net Losses before Liquidation Proceeds and
      Recoveries for Collection Period                                                                 $252,086.74
(B) Liquidated Contracts
    (i)   Liquidation Proceeds Related to Principal                                                           0.00
    (ii)  Liquidation Proceeds Related to Interest                                                            0.00
    (iii) Recoveries on Previously Liquidated Contracts                                                       0.00
(C) Aggregate Net Losses for Collection Period                                                          252,086.74
(D) Net Loss Ratio for Collection Period (annualized)                                                         1.14%
(E) Cumulative Net Losses for all Periods                                                               278,238.12
(F) Delinquent Receivables
                                                         Dollar Amount               # Units
                                                         -------------               -------
    (i)   30-59 Days Delinquent                              3,186,460     1.23%         280                  1.19%
    (ii)  60-89 Days Delinquent                                845,053     0.33%          69                  0.29%
    (iii) 90 Days or More Delinquent                           287,174     0.11%          26                  0.11%

(G) Repossessions
                                                         Dollar Amount               # Units
                                                         -------------               -------
                                                               327,079     0.13%          27                  0.11%

VI. TESTS FOR INCREASE IN SPECIFIED RESERVE ACCOUNT BALANCE
-----------------------------------------------------------
(A) Ratio of Net Losses to the Average Pool Balance
    (i)   Second Preceding Collection Period                                                                  0.00%
    (ii)  Preceding Collection Period                                                                         0.11%
    (iii) Current Collection Period                                                                           1.14%
    (iv)  Three Month Average (Avg(i,ii,iii))                                                                 0.42%

(B) Ratio of Balance of Contracts Delinquent 60 Days or
      More to the Outstanding Balance of Receivables.
    (i)   Second Preceding Collection Period                                                                  0.16%
    (ii)  Preceding Collection Period                                                                         0.30%
    (iii) Current Collection Period                                                                           0.44%
    (iv)  Three Month Average (Avg(i,ii,iii))                                                                 0.30%

(C) Loss and Delinquency Trigger Indicator                                                        Trigger was not hit






The undersigned officers of The Boatmen's National Bank of St. Louis, as servicer, pursuant to the Sale and Servicing Agreement hereby certify to the best of their knowledge and belief that the above information is true and correct.






/s/ Richard E. Grimmer                                  /s/ James D. Rudolphi
------------------------------------                    ------------------------
Richard E. Grimmer                                      James D. Rudolphi
Senior Vice President and Controller                    Vice President